Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EC Development, Inc. (the “Company”) on Form 10-Q for the first quarter ending March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eugene A. Estep, Chief Executive Officer and I, Randy Edgerton, Chief Financial Officer, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 14, 2012	By:	/s/ Eugene A. Estep
		Name:	Eugene A. Estep
		Title:	President and Chief Executive Officer

Date:	May 14, 2012	By:	/s/Randy Edgerton
		Name:	Randy Edgerton
		Title:	Chief Financial Officer